                                                                   EXHIBIT 10(v)
                         REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (this "Agreement") is made and entered into as of June 30, 1997 by and between TEAM, INC., a Texas corporation (the "Company"), and ARMSTRONG INTERNATIONAL, INC., a Michigan corporation (the "Holder"). The Company and Holder are referred to collectively herein as the "Parties."

       In consideration of the mutual covenants and promises stated in this Agreement, the Company and Holder agree as follows:

       1.     Certain Definitions.  As used in this Agreement:

              (a) "Alliance Agreement" means this certain Alliance Agreement, by and between Team Industrial Services, Inc., a Texas corporation and wholly-owned subsidiary of the Company, and Holder, dated June 30, 1997.

              (b) "Common Stock" means the Common Stock, $0.30 par value, of the Company.

              (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              (d) "Holder" means the undersigned or any other Person to which or whom Registrable Shares or rights to issuance of Registrable Shares have been assigned or transferred, in accordance with this Agreement.

              (e) "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or a department, agency, or political subdivision thereof).

              (f) "Register," "Registered" and "Registration" mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and a declaration or ordering of effectiveness of such Registration Statement.

              (g) "Registrable Shares" means the shares of Common Stock acquired by Holder pursuant to the Stock Purchase Agreement and all securities of the Company issued in replacement of such shares of Common Stock.

              (h) "Registration Statement" means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this
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Agreement, including the prospectus, amendments and supplements to such
Registration Statement (including post-effective amendments), all exhibits and all material incorporated by reference in such Registration Statement. All Registration Statements hereunder shall be filed on Form S-3 or another available form if Form S-3 is unavailable.

              (i) "SEC" means the Securities and Exchange Commission or any successor thereof.

              (j) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

              (k) "Standstill and Voting Agreement" means that certain Standstill and Voting Agreement, by and between the Company and Holder, of even date herewith, pursuant to which Holder has granted to the Company a right of first refusal (i) to acquire shares of Common Stock that the Holder has acquired pursuant to the Stock Purchase Agreement, and (ii) to acquire additional shares of Common Stock that the Holder may acquire in the future, in accordance with the terms and conditions contained in the Standstill and Voting Agreement.

              (l) "Stock Purchase Agreement" means that certain Stock Purchase Agreement, by and between the Company and Holder, of even date herewith, pursuant to which Holder has acquired shares of Common Stock, as more particularly described therein

       2.     Demand Registration Rights.

              (a) At any time beginning six months after Team Industrial Services, Inc. has terminated the Alliance Agreement, Holder may request by written notice that the Company register under the Securities Act all or any portion of the Registrable Shares held by Holder for sale.

              (b) After the first anniversary of this Agreement, Holder may request by written notice that the Company register under the Securities Act up to 50% of the Registrable Shares held by Holder for sale.

              (c) After the second anniversary of this Agreement, Holder may request by written notice that the Company register under the Securities Act up to 100% of the Registrable Shares held by Holder for sale.

              (d) Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a Registration Statement filed by the Company covering a firm commitment underwritten public offering





                                            Registration Rights Agreement/Page 2
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in which Holder of Registrable Shares would have been entitled to join pursuant to Section 3 hereof.

              (e) Following receipt of any notice under this Section 2, the Company shall use its commercially reasonable efforts to file, as expeditiously as reasonably possible (but in no event later than 45 days after receipt of any notice under this Section 2), a Registration Statement under the Securities Act for sale in an underwritten public offering by a managing underwriter (chosen by Holder and reasonably acceptable to the Company) under an underwriting agreement consented to by the Company and Holder, which consent shall not be unreasonably withheld by the Company, the number of Registrable Shares specified in such notice. The Company shall be obligated to register Registrable Shares pursuant to Section 2 on two occasions only during each year following the date of the Company's receipt of any notice under Section 2.
Such obligation shall be satisfied only when a Registration Statement covering all Registrable Shares specified in notices received in the manner indicated above, for sale in an underwritten public offering, shall have become effective and all such shares shall have been sold pursuant thereto.

              (f) The Company shall be entitled to defer for a reasonable period of time, but not in excess of 90 days, the filing of any Registration Statement otherwise required to be prepared and filed by it under this Section 2 if the Company notifies Holder within 10 business days after it requested registration under this Section 2 that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors determines in good faith that such offering would be materially adversely affected by such registration requested by Holder or (ii) would, in the opinion of its counsel, be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged.

              (g) The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by Holder, shares of Common Stock to be sold by the Company for its own account. If, however, Holder concludes before the effectiveness of such Registration Statement that to include all or part of the shares of Common Stock to be sold by the Company for its own account in such Registration would be detrimental to any offering of securities by Holder, the number of shares of Common Stock to be included in the Registration may be reduced (or eliminated) to the extent deemed appropriate in the discretion of Holder, in good faith, after using its commercially reasonably efforts to cause to be included all or as many as possible of the shares of Common Stock requested by the Company.





                                            Registration Rights Agreement/Page 3
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       3.     Piggyback Registration Rights.

              (a) If the Company proposes to file a Registration Statement under the Securities Act (other than a Registration Statement on Forms S-8 or S-4) at any time, the Company shall give written notice thereof to Holder.
Upon written notice from Holder, received by the Company within the time period (not fewer than ten days) specified in the Company's notice to Holder, that Holder desires that the Company include the Registrable Shares in such Registration Statement (which request shall specify the number of Registrable Shares that Holder desires to include in the Registration Statement), the Company shall use its commercially reasonable efforts to include all or a portion of the Registrable Shares in the Registration Statement, subject to such reasonable conditions as may be determined by the Company. Holder shall be permitted to withdraw all or any part of the Registrable Shares from such Registration Statement prior to the effective date of Registration. If the Registration Statement is filed in connection with an underwritten offering on behalf of the Company (a "Primary Registration"), Holder may sell all or part of the Registrable Shares included in the Registration Statement on the same terms and conditions that apply to the other securities being issued and sold by the Company. If the Registration Statement is filed in connection with an underwritten secondary Registration on behalf of other holders of the Company's securities (a "Secondary Registration"), Holder may sell all or part of the Registrable Shares included in the Registration Statement on the same terms and conditions that apply to the securities being sold by the Person or Persons who initiated the Secondary Registration.

              (b) If, however, the Company concludes before the effectiveness of such Registration Statement that to include all or part of the Registrable Shares requested by Holder in such Registration would be detrimental to any offering of securities by the Company, the number of Registrable Shares to be included in the Registration may be reduced (or eliminated) to the extent deemed appropriate in the reasonable discretion of the Company, in good faith, after using its commercially reasonable efforts to include all or as many as possible of the Registrable Shares requested by Holder.

       4. Covenants of the Company. In connection with any offering of Registrable Shares pursuant to this Agreement, the Company shall:

              (a)    Subject to subparagraph (i) below, until the earlier of
(i) such time as all of the Registrable Shares being offered have been disposed of in accordance with the intended method of disposition by Holder set forth in the Registration Statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of four months after such Registration Statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the earliest of the date the offering is





                                            Registration Rights Agreement/Page 4
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completed and the 12-month anniversary of such effective date), keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the Registrable Shares, and amend or supplement the Registration Statement or prospectus or other offering document used in connection therewith to the extent necessary to comply with applicable securities laws;

              (b) Furnish to Holder and to each managing underwriter, (i) as soon as reasonably practicable prior to filing with the SEC, a substantially complete draft of a Registration Statement covering Registrable Shares, any amendment or supplement thereto, and any prospectus used in connection therewith, which documents will be subject to the reasonable review of Holder and such underwriter; and (ii) if requested, a copy of any and all transmittal letters or other correspondence with the SEC or any other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Shares;

              (c) Furnish to Holder and each managing underwriter, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such Registration Statement (including each preliminary prospectus and prospectus supplement) as Holder or such underwriter may reasonably request to facilitate the sale of the Registrable Shares;

              (d) After the filing of such registration statement, promptly notify Holder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC and promptly take all reasonable actions to prevent the entry of such stop order or to obtain its withdrawal if entered;

              (e) Use its commercially reasonable efforts to qualify such Registrable Shares for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or any political subdivision thereof in which shares of Common Stock are then listed) as Holder or any underwriter shall reasonably request and use its commercially reasonable efforts to obtain all appropriate registrations, permits and consents required in connection therewith, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation or to file a general consent to service of process in any such jurisdiction;

              (f) Furnish to each managing underwriter, an opinion of counsel for the Company addressed to each of them, dated as of the date of the closing of the offering of Registrable Shares, and a "comfort" letter or letters signed by the Company's independent public accountants, each in reasonable and customary form and covering such matters of the





                                            Registration Rights Agreement/Page 5
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type customarily covered by opinions or comfort letters delivered by such parties in underwritten public offerings;

              (g) Furnish unlegended certificates representing ownership of the Registrable Shares being sold in such denominations as shall be requested by Holder or the managing underwriter, provided such request is made at least two business days prior to the closing of the sale of such shares;

              (h) Promptly inform Holder (i) in the case of any offering of Registrable Shares in respect of which a Registration Statement is filed under the Securities Act, of the date on which such Registration Statement or any post-effective amendment thereto becomes effective and, if applicable, of the date of filing a Rule 430A prospectus (and, in the case of an offering abroad of Registrable Shares, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any Registration Statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

              (i) As promptly as practicable, notify Holder at any time when a prospectus relating to the sale of the Registrable Shares is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to Holder and to each managing underwriter, if any, any such supplement or amendment; if the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective as provided in Section 2(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Holder such supplemented or amended prospectus;

              (j) Make available for inspection during the normal business hours of the Company by Holder, any underwriter participating in such offering, and any attorney, accountant or other agent retained by any Holder or any such underwriter in connection with the sale of Registrable Shares (collectively, the "Inspectors"), all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by





                                            Registration Rights Agreement/Page 6
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any such Inspector in connection with such Registration Statement; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless
(1) such records, information or documents are in the public domain or otherwise publicly available or (2) disclosure of such records, information or documents is required by a court or administrative order or by applicable law (including the Securities Act);

              (k) Enter into usual and customary agreements (including an underwriting agreement in usual and customary form) and take such other actions as are reasonably required to expedite or facilitate the sale of the Registrable Shares;

              (l) Make "generally available to its security holders" (within the meaning of Rule 158 of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statement shall cover said 12-month period;

              (m) If requested by the managing underwriter or underwriters or Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or Holder, as the case may be, reasonably requests to be included therein, including information with respect to the number of Registrable Shares being sold by Holder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment;

              (n) As promptly as practicable after filing with the SEC of any document which is incorporated by reference in a prospectus contained in a Registration Statement, deliver a copy of such document to Holder; and

              (o) Take all other steps necessary to effect the registration of the Registrable Shares contemplated hereby.

       5. Covenant of Holder. Holder agrees and covenants that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a), Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until Holder's receipt of the copies





                                            Registration Rights Agreement/Page 7
of the supplemented or amended prospectus contemplated by Section 4(a), and, if so directed by the Company, Holder will deliver to the Company all copies, other than permanent file copies, then in Holder's possession of the prior prospectuses covering such Registerable Securities at the time of receipt of such notice.

       6. Expenses. All expenses reasonably and customarily incurred in connection with the registration of Registrable Shares, including all filing fees, escrow fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of the Company's counsel in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees an disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) directly attributable to the registration of securities, Securities Act liability insurance (if the Company elects to obtain such insurance), and the fees and expenses of any special experts or other persons retained by the Company will be borne by the Company in connection with registrations under Section 3 and by Holder in connection with registrations under Section 2. The Company shall have no obligation to pay and shall not pay any underwriting fees, discounts or commissions in connection with any Registrable Shares registered pursuant to this Agreement or any out-of-pocket expenses of Holder, including legal fees, in connection therewith.

       7.     Indemnification.

              (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless Holder, its officers, directors and agents, and will agree to indemnify and hold harmless any underwriter of Registrable Shares, and each person, if any, who controls any of the foregoing persons within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (individually, a "Loss"; collectively, "Losses") arising from or caused by (x) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to the state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state in which Registrable Shares are offered and relating to action or inaction required of the Company in connection with such offering; and will reimburse each such person for any legal or other out-of-pocket





                                            Registration Rights Agreement/Page 8
expenses reasonably incurred in connection with investigating, or defending against, any such Loss (or any proceeding in respect thereof), subject to
Section 7(c), except that the indemnification provided for in this Section 7(a) shall not apply to Losses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of Holder expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) Holder failed to send or deliver a copy of the prospectus included in the relevant Registration Statement at the time it became effective (the "Prospectus") with or prior to the delivery of written confirmation of the sale of Registrable Shares to the person asserting such Loss or who purchased such Registrable Shares which are the subject thereof if, in either case, such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Shares if such delivery is required by the Securities Act.

              (b) Indemnification by Holder. Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity made pursuant to clause (x) of Section 7(a) from the Company to Holder, but only with reference to information furnished in writing by or on behalf of Holder expressly for use in any Registration Statement or prospectus relating to Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus.

              (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Sections 7(a) or 7(b), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have under this Agreement or otherwise except to the extent of any loss, damage, liability or expense arising from such omission. The Indemnifying Party, upon the request of the Indemnified





                                            Registration Rights Agreement/Page 9

Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention (ii) the Indemnifying Party shall have failed to comply with its obligations under the preceding sentence or (iii) the Indemnified Party shall have been advised by its counsel in writing that actual or potential differing interests exist between the Indemnifying Party and the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement as the result of which any remedy or relief, other than monetary damages for which the Indemnified Party shall be fully responsible, shall be applied to or against an Indemnified Party without the prior written of such Indemnified Party.

              (d) If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld. Notwithstanding the provisions of this paragraph, Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of Holder was sold to the public exceeds the amount of any damages which Holder has otherwise been required to pay due to such untrue or alleged untrue statement or omission of alleged omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations





                                           Registration Rights Agreement/Page 10
referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       8. Termination. This Agreement will terminate on the tenth anniversary of this Agreement. Notwithstanding the foregoing, the Company's and Holder's rights, duties and obligations under Section 6 and Section 7 shall survive the termination of this Agreement.

       9. Available Information. The Company shall take such reasonable actions and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Form S-3.

       10.    Miscellaneous.

              (a) Provision of Information. Holder shall, and shall cause its officers, directors employees and agents to complete and execute all such questionnaires as the Company shall reasonably request in connection with any registration pursuant to this Agreement.

              (b) Injunctions. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms of provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

              (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

              (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

              (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Company and Holder, which approval shall not be unreasonably withheld.





                                           Registration Rights Agreement/Page 11

              (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

              (g) Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

              (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below.

              If to the Company:   Team, Inc.
                                   P.O. Box 123
                                   Alvin, Texas 77512-0123
                                   Attn:  William A. Ryan, President

                                   Telephone:  (281) 331-6154
                                   Facsimile:  (281) 331-4107

                     Copy to:      Chamberlain, Hrdlicka, White, Williams
                                     & Martin
                                   1200 Smith Street, Suite 1400
                                   Houston, Texas 77002-4310
                                   Attn:  Sidney B. Williams

                                   Telephone:  (713) 658-1818
                                   Facsimile:  (713) 658-2553

              If to Holder:        Armstrong International, Inc.
                                   2081 SE Ocean Blvd., 4th Floor
                                   Stuart, Florida 34996-3376
                                   Attn:  M. H. Armstrong, President

                                   Telephone:  (561) 286-7175
                                   Facsimile:  (561) 286-1001





                                           Registration Rights Agreement/Page 12

                     Copy to:      J. Thomas Morris, Esq.
                                   Armstrong International, Inc.
                                   2081 SE Ocean Blvd., 4th Floor
                                   Stuart, Florida 34996-3376

                                   Telephone:  (561) 286-7175
                                   Facsimile:  (561) 286-1001

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

              (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

              (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

              (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

              (l) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations





                                           Registration Rights Agreement/Page 13
promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

       IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                            COMPANY:

                            TEAM, INC.



                            By:      /s/ William A. Ryan
                               -------------------------------------------------
                                   William A. Ryan,
                                   Chairman of the Board and President


                            HOLDER:

                            ARMSTRONG INTERNATIONAL, INC.



                            By:    /s/ Merrill H. Armstrong
                               -------------------------------------------------
                                   Merrill H. Armstrong, President and CEO





                                           Registration Rights Agreement/Page 14